Exhibit 99.3
ANNEX A
Explanation of Non-GAAP Financial Measures
     The accompanying HLTH Corporation press release and financial tables include both financial measures in accordance with U.S. generally accepted accounting principles, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measures represent earnings before interest, taxes, non-cash and other items (which we refer to as “Adjusted EBITDA”) and related per share amounts. Adjusted EBITDA should be viewed as supplemental to, and not as an alternative for, “income from continuing operations” calculated in accordance with GAAP. The tables attached to the accompanying press release include reconciliations of non-GAAP financial measures to GAAP financial measures.
     Adjusted EBITDA is used by HLTH’s management as an additional measure of HLTH’s overall performance and its reporting segments’ performance for purposes of business decision-making, including developing budgets, managing expenditures, and evaluating potential acquisitions or divestitures. Period-to-period comparisons of Adjusted EBITDA help HLTH’s management identify additional trends in HLTH’s and its reporting segments’ financial results that may not be shown solely by period-to-period comparisons of income from continuing operations. In addition, HLTH uses Adjusted EBITDA in the incentive compensation programs applicable to many of its employees in order to evaluate HLTH’s performance. HLTH management recognizes that Adjusted EBITDA has inherent limitations because of the excluded items, particularly those items that are recurring in nature. In order to compensate for those limitations, management also reviews the specific items that are excluded from Adjusted EBITDA, but included in income from continuing operations, as well as trends in those items. The amounts of those items are set forth, for the applicable periods, in the reconciliations of Adjusted EBITDA to net income that accompany our press releases containing non-GAAP financial measures, including the reconciliations contained in the tables attached to the accompanying press release.
     HLTH believes that the presentation of Adjusted EBITDA is useful to investors in their analysis of HLTH’s results for reasons similar to the reasons why HLTH’s management finds it useful and because it helps facilitate investor understanding of decisions made by HLTH’s management in light of the performance metrics used in making those decisions. In addition, as more fully described below, HLTH believes that providing Adjusted EBITDA, together with a reconciliation of Adjusted EBITDA to income from continuing operations, helps investors make comparisons between HLTH and other companies that may have different capital structures, different effective income tax rates and tax attributes, different capitalized asset values and/or different forms of employee compensation. However, Adjusted EBITDA is intended to provide a supplemental way of comparing HLTH with other public companies and is not intended as a substitute for comparisons based on “income from continuing operations” or “net income” calculated in accordance with GAAP. In making any comparisons to other companies, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measures and the corresponding GAAP measures provided by each company under applicable SEC rules.
     The following is an explanation of the items excluded by HLTH from Adjusted EBITDA but included in income from continuing operations:

•	Depreciation and Amortization. Depreciation and amortization expense is a non-cash expense relating to capital expenditures and intangible assets arising from acquisitions that are expensed on a straight-line basis over the estimated useful life of the related assets. HLTH excludes depreciation and amortization expense from Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of HLTH’s business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Accordingly, HLTH believes this exclusion assists management and investors in making period-to-period comparisons of operating performance. Investors should note that the use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

•	Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards to employees. HLTH believes that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in its operating performance because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of HLTH’s business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Additionally, HLTH believes that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between HLTH’s operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

•	Non-Cash Advertising Expense. This expense relates to the usage of non-cash advertising obtained from News Corporation (“Newscorp”) in exchange for equity securities issued by HLTH in 2000. The advertising is available only on various Newscorp properties, primarily its television network and cable channels without any cash cost to HLTH. The amount of advertising that can be used in any year is subject to annual contractual limitation and expires in 2010. HLTH does not incur any other cash expenses related to airing of television advertising. HLTH excludes this expense from Adjusted EBITDA (i) because it is a non-cash expense, (ii) because it is incremental to other non-television cash advertising expense that HLTH otherwise incurs, (iii) because HLTH has not and believes it will not incur cash expenses relating to television advertising in the future and (iv) to assist management and investors in comparing its operating results over multiple periods. Investors should note that it is likely that HLTH derives some benefit from such advertising and that such expenses will recur in the future.

•	Interest Income and Expense. Interest income is associated with the level of marketable debt securities and other interest bearing accounts in which HLTH invests, as well as with interest expenses arising from the capital structure of HLTH. Interest income and expense varies over time due to a variety of financing transactions and due to acquisitions and divestitures that HLTH has entered into or may enter into in the future. HLTH has, in the past several years, issued convertible debentures and preferred stock, repurchased shares in cash tender offers and through other repurchase transactions, conducted an initial public offering of equity in its

WebMD subsidiary and completed the sale of Emdeon Practice Services and the sale of a 52% interest in Emdeon Business Services. HLTH excludes interest income and interest expense from Adjusted EBITDA (i) because these items are not directly attributable to the performance of HLTH’s business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different capital structures. Investors should note that interest income and expense will recur in future periods.

•	Income Tax Provision. HLTH had a net operating loss (NOL) carryforward of approximately $1.3 billion as of the year ended December 31, 2007. HLTH has maintained a full valuation allowance on these NOL carryforwards until the fourth quarter of 2007 at which time a portion of the valuation allowance was reversed due to an increased history of generating income. As HLTH reduces these NOL carryforwards, the related valuation allowances are either reversed through the income statement or reversed to goodwill, to the extent those tax benefits were acquired through business combinations. The timing of such reversals has not been consistent and as a result, HLTH’s income tax expense can fluctuate significantly from period to period in a manner not directly related to HLTH’s operating performance. HLTH excludes the income tax provision from Adjusted EBITDA (i) because it believes that the income tax provision is not directly attributable to the underlying performance of HLTH’s business operations and, accordingly, its exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different tax attributes. Investors should note that income tax provision will recur in future periods.

•	Minority Interest in WHC. This represents the minority stockholders’ proportionate share of net income of HLTH’s majority-owned WebMD Health Corp. subsidiary (which we refer to as WHC). The size of this Minority Interest is related to HLTH’s percentage ownership of WHC. Changes in that percentage ownership may result from changes in WHC’s capital structure, including as a result of sales of WHC equity securities by WHC or HLTH or as a result of exercise of WHC employee stock options. HLTH excludes Minority Interest from Adjusted EBITDA (i) because it believes that the size of the Minority Interest can vary for reasons not attributable to the underlying performance of HLTH’s business operations and, accordingly, its exclusion assists management and investors in making period-to-period comparisons of operating performance and (ii) to assist management and investors in making comparisons to companies with different capital structures. Investors should note that Minority Interest in WHC will recur in future periods.

•	Other Items. HLTH engages in other activities and transactions that can impact HLTH’s overall income from continuing operations. These other items included, but were not limited to, (i) “Legal Expense,” which relates to the on-going Department of Justice investigation, (ii) equity in earnings of EBS Master LLC, which represents 48% of EBS’s income, (iii) gain on sale and subsequent working capital adjustment from the sale of 52% of the Emdeon Business Services segment on November 16, 2006, (iv) a reduction of certain sales and use tax contingencies resulting from the expiration of certain applicable statutes of limitations and (v) advisory expenses relating to the evaluation, in 2007 and 2006, by HLTH’s Board of Directors of strategic alternatives for HLTH. HLTH excludes these other items from Adjusted EBITDA because it believes these activities or transactions are not directly attributable to the performance of HLTH’s business operations and, accordingly, their exclusion assists management and investors in making period-to-period comparisons of operating performance. Investors should note that these other items may recur in future periods.

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